                                                     Exhibit 10.22

                                                       9W011E

                         SERVICE AGREEMENT
               (APPLICABLE TO RATE SCHEDULE AFT-E)

     This Agreement ("Agreement") is made and entered into this 1st day of September, 1994, by and between Algonquin Gas
Transmission Company, a Delaware Corporation (herein called
"Algonquin"), and Yankee Gas Services Company (herein called
"Customer" whether one or more persons).

     WHEREAS, Algonquin and Customer entered into a Service
Agreement dated May 24, 1993, for service under Rate Schedule
AFT-E; and

     WHEREAS, Algonquin and its customers entered into a settlement agreement in Algonquin's Docket Nos. RP93-14-000, et al. which provided, among other things, for revised daily and annual contract entitlements under Rate Schedules AFT-1, AFT-E, AFT-1S and AFT-ES; and

     WHEREAS, the Federal Energy Regulatory Commission issued an order on July 8, 1994, approving the settlement in Docket Nos.
RP93-14-000, et al; and

     WHEREAS, Algonquin and Customer desire to execute a superseding service agreement under Rate Schedule AFT-E in accordance with the terms of the settlement as approved by the Commission's July 8, 1994 order;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                         ARTICLE I
                    SCOPE OF AGREEMENT

     1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-E, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

          Maximum Daily Transportation Quantity (MMBtu)
          ---------------------------------------------
               Nov 16 - Apr 15          15,700*
               Apr 16 - May 31          10,467
               Jun  1 - Sep 30              0
               Oct  1 - Nov 15          10,467


     *MDTQ to be utilized in applying monthly Reservation Charge

     Maximum Annual Transportation Quantity 3,333,664 MMBtu

     1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                         ARTICLE II
                    TERM OF AGREEMENT

2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending on and including October 31, 2012 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

     2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                    ARTICLE III
                    RATE SCHEDULE

3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-E as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-E, nor less than the minimum rate under Rate Schedule AFT-E.

3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-E, (b) Algonquin's Rate Schedule AFT-E, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-E. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                         ARTICLE IV
                    POINT(S) OF RECEIPT

     Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to
Section 6.2 of Rate Schedule AFT-E.

                         ARTICLE V
                    POINT(S) OF DELIVERY

     Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-E.

                         ARTICLE VI
                         ADDRESSES

     Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

     (a)  Algonquin:     Algonquin Gas Transmission Company
                         1284 Soldiers Field Road
                         Boston, MA  02135
                         Attn:  John J. Mullaney
                         Vice President, Marketing


     (b)  Customer:      Yankee Gas Services Company
                         599 Research Parkway
                         P. O. Box 1030
                         Meriden, CT  06450-1030
                         Attn:  Thomas J. Houde
                         Vice President, Rates and Resource
                         Planning

or such other address as either party shall designate by formal written notice.

                         ARTICLE VII
                         INTERPRETATION

     The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                         ARTICLE VIII
               AGREEMENTS BEING SUPERSEDED

     When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto.

     Service Agreement No. 9W011E executed by Customer and
Algonquin under Rate Schedule AFT-E dated May 24, 1993.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.


                         ALGONQUIN GAS TRANSMISSION COMPANY

                         By:  /s/ John Mullaney     (RSH)
                            --------------------------------
                         Title:    Vice President, Marketing


                         YANKEE GAS SERVICES COMPANY

                         By:  /s/ Thomas J. Houde
                            --------------------------------
                         Title:    Vice President - Rates and
                                   Resource Planning

                    SERVICE AGREEMENT
          (APPLICABLE TO RATE SCHEDULE AFT-E)


                         Exhibit A
                    Point(s) of Receipt

                    Dated: September 1, 1994


To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Yankee Gas
Services Company (Customer) concerning Point(s) of Receipt


Primary               Maximum Daily              Maximum
Point of            Receipt Obligation       Receipt Pressure
Receipt                 (MMBtu)                    (Psig)
- ----------          ------------------       -----------------
Hanover, NJ (TETCO)                     At any pressure requested
     Nov 16-Apr 15        9,730         by Algonquin but not in
     Apr 16-May 31        6,487         excess of 750 Psig.
     Jun  1-Sep 30            0
     Oct  1-Nov 15        6,487

Lambertville, NJ                        At any pressure requested
     Nov 16-Apr 15       5,970          by Algonquin but not in
     Apr 16-May 31       3,980          excess of 750 Psig.
     Jun  1-Sep 30           0
     Oct  1-Nov 15       3,980



Signed for Identification

Algonquin:     /s/ John Mullaney   (RSH)
          -------------------------
Customer:      /s/ David C. Egelson
          --------------------------

                    SERVICE AGREEMENT
          (APPLICABLE TO RATE SCHEDULE AFT-E)

                         Exhibit B
                    Point(s) of Delivery

                    Dated: September 1, 1994

To the service agreement under Rate Schedule AFT-E between Algonquin Gas Transmission Company (Algonquin) and Yankee Gas
Services Company (Customer) concerning Point(s) of Delivery


Primary               Maximum Daily              Minimum
Point of            Delivery Obligation      Delivery Pressure
Delivery                (MMBtu)                    (Psig)
- ----------          --------------------     --------------------

On the outlet side
of meter stations
located at:

     Waterbury, CT                                     75
          Nov 16 - Apr 15          14,211
          Apr 16 - May 31           9,474
          Jun  1 - Sep 30               0
          Oct  1 - Nov 15           9,474

     Waterford, CT                                      75
          Nov 16 - Apr 15          1,369
          Apr 16 - May 31            913
          Jun  1 - Sep 30              0
          Oct  1 - Nov 15            913

     Stonington, CT                                      75
          Nov 16 - Apr 15            120
          Apr 16 - May 31             80
          Jun  1 - Sep 30              0
          Oct  1 - Nov 15             80



Signed for Identification

Algonquin:     /s/ John Mullaney   (RSH)
          -------------------------

Customer:      /s/ David C. Egelson
          --------------------------